iShares®

iShares MSCI Russia Capped ETF, Inc.

Supplement dated July 21, 2014

to the Prospectus dated December 30, 2013 (as revised April 23, 2014)

for the iShares MSCI Russia Capped ETF

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of the Fund.

The iShares MSCI Russia Capped ETF (NYSE: ERUS) (the “Fund”) was organized in November 2010. Unlike other iShares exchange traded funds (“ETFs”), the Fund was not organized as a series of iShares, Inc. or iShares Trust. In order to address a concern about a potential issue under Russian law, the Fund was organized as a separate legal entity from iShares, Inc. and iShares Trust.

The staff of the Securities and Exchange Commission (“SEC”) has expressed the view that, as a result of the Fund being organized as a separate legal entity, the Fund is not covered by the iShares exemptive relief[1] that permits various iShares funds to operate as ETFs. This issue is not related to any ongoing Russian market activity or the current political situation in Russia, and the Fund is the only iShares fund where this issue is presented. The SEC staff is reviewing this issue and has recently begun investigating with a request for further information. The SEC staff has not instructed the Fund to modify or cease operations, and the Fund will continue to operate in the manner described in the prospectus. Since its inception, the Fund represents that it has operated in a manner consistent with other iShares ETFs.

The Fund’s Board of Directors and the advisor to the Fund, BlackRock Fund Advisors, are evaluating proposals intended to address the SEC staff’s concerns on a going forward basis, including potentially reorganizing the Fund into a new series of iShares, Inc. or iShares Trust that would carry on the Fund’s business as a Russia ETF under their exemptive relief.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

[1]

The Foreign Fund, Inc., et al., Investment Company Act Rel. No. 21803 (Mar. 5, 1996), WEBS Index Fund, Inc., et al., Investment Company Act Rel. No. 23890 (July 6, 1999), Barclays Global Fund Advisors, et al., Investment Company Act Release No. 24452 (May 12, 2000), iShares Trust, et al., Investment Company Act Release No. 25111 (August 15, 2001) and iShares, Inc., et al., Investment Company Act Release No. 25215 (October 18, 2001), each amended by iShares, Inc., et al., Investment Company Act Release No. 25623 (June 25, 2002), Barclays Global Fund Advisors, Investment Company Act Release No. 26626 (October 5, 2004) and Barclays Global Fund Advisors, et al., Investment Company Act Release No. 27661 (January 17, 2007); and iShares Trust, et al., Investment Company Act Release No. 26006 (Apr. 15, 2003), as amended by iShares Trust, et al., Investment Company Act Release No. 29172 (March 10, 2010) (relief from Section 12(d)(1)).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. IS-A-ERUS-0714

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